                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       Form 8-K

                                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
          1934


          Date of Report (Date of earliest event reported) November 6, 1996


                           United States Filter Corporation
                (Exact name of registrant as specified in its charter)


               Delaware                 1-10278             33-0266015
          (State or other          (Commission File    (IRS Employer
          jurisdiction of          Number)             Identification No.)
          incorporation)


                  40-004 Cook Street, Palm Desert, California 92211
               (Address of principal executive offices)     (Zip Code)


          Registrant's telephone number, including area code (619) 340-0098





















                                  Page 1 of 4 pages.

                               Exhibit Index on Page 4.
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          Item 7.   Financial Statements and Exhibits.

          (a)  None.

          (b)  None.

          (c)  Exhibits.

                    Exhibit Number      Description
                    --------------      -----------
                    23.1                Consent of Arthur Andersen LLP










































                                  Page 2 of 4 pages.
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                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNITED STATES FILTER CORPORATION


                                        By: /s/ Kevin L. Spence
                                           ------------------------------
                                           Kevin L. Spence
                                           Vice President and
                                           Chief Financial Officer


          Date:  November 13, 1996




































                                  Page 3 of 4 pages.
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                                    EXHIBIT INDEX


          Exhibit Number           Description
          --------------           -----------
          23.1                     Consent of Arthur Andersen LLP















































                                  Page 4 of 4 pages.